Exhibit 99.1

FOR IMMEDIATE RELEASE:

February 8, 2024

INTERNATIONAL ISOTOPES TO DIVEST DEPLETED URANIUM DECONVERSION ASSETS TO AMERICAN FUEL RESOURCES FOR $12,500,000 CASH.

IDAHO FALLS, IDAHO, February 8,2024. International Isotopes Inc. (OTCQB: INIS) (“International Isotopes,” “INIS” or the “Company”) is pleased to announce that it has entered into a definitive agreement to sell all of its assets related to its depleted uranium deconversion and fluorine processing venture (“DUF6 Assets”) to American Fuel Resources, LLC (“AFR”) for $12,500,000 cash at closing. AFR is a leading trader of nuclear fuel components (U3O8, UF6) and services (conversion and SWU).

Shahe Bagerdjian, President & CEO of INIS commented, “We are happy to have found a great home with AFR for our DUF6 assets. We believe AFR is well positioned to bring the deconversion facility into operation. For INIS, this is a pivotal time to focus on the growth of our medical device and theranostics business lines and this deal will strengthen our balance sheet to do just that.”

Under the terms of the transaction, AFR will pay INIS a $50,000 prepayment at signing and the remaining $12,450,000 at closing. The parties expect closing to occur in 12 to 24 months, in order to properly transfer all related licenses, patents, agreements, and obtain NRC approval. Closing is contingent on various conditions being met, including approvals and agreements by the U.S. Nuclear Regulatory Commission and other third parties.

Additional information about the transaction with AFR will be provided in a Current Report on Form 8-K to be filed by the Company with the SEC.

About International Isotopes Inc.

International Isotopes Inc. (INIS), established in 1995, with its headquarters in Idaho Falls, ID, USA, manufactures a wide range of radioisotope-focused products. INIS manufactures and supplies generic sodium iodide I-131 radiopharmaceutical drug product for hyperthyroidism and thyroid cancer. INIS manufactures and distributes a complete line of calibration and reference standards for nuclear pharmacies and SPECT/PET imaging systems as well as industrial calibration standards. The Company also manufactures Cobalt-60 sealed source products and provides contract manufacturing of various drug products as well as radioisotope API supply for 3rd party theranostics clients. The Company recently purchased the Swirler® and Tru-Fit™ Mouthpiece assets, medical devices for radioaerosol applications, from AMICI, Inc.

International Isotopes Inc. Safe Harbor Statement

Certain statements in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements with respect to the Company’s future growth expectations. Information contained in such forward-looking statements is based on current expectations and is subject to change. These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance, or achievements of International Isotopes Inc. to be materially different from any future results, performance or achievements of the Company expressed or implied by these forward-looking statements. Other factors, which could materially affect such forward-looking statements, can be found in the Company’s filings with the Securities and Exchange Commission at www.sec.gov, including its Annual Report on Form 10-K for the year ended December 31, 2022. Investors, potential investors, and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and International Isotopes, Inc. and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

FOR MORE INFORMATION ABOUT INIS, CONTACT:

David Drewitz

Creative Options Communications Investor and Public Relations

david@creativeoptionscommunications.com

www.creativeoptionsmaketing.com

Phone: 972-814-5723

-End-